                      AMENDMENT NO. 1 TO CREDIT AGREEMENT



     AMENDMENT No. 1 dated as of April 1, 1999 to the Credit Agreement dated as of July 23, 1998 (the "Credit Agreement") among LYONDELL CHEMICAL COMPANY (formerly named LYONDELL PETROCHEMICAL COMPANY), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, DLJ CAPITAL FUNDING, INC. as Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, CITIBANK, N.A., THE CHASE MANHATTAN BANK and NATIONSBANK, N.A., as Documentation Agents.

     The parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Amendment of Section 1.01. (a) The following new definitions are added in alphabetical order to Section 1.01 of the Credit Agreement:

     "Acquiring Person" has the meaning set forth in Section 5.22.

     "Amendment 1 Effective Date" means the date on which Amendment No. 1 dated as of April 1, 1999 to this Agreement becomes effective in accordance with its terms.

     "ARCO Notes" means the 9.9% Debentures Due November 1, 2000 issued by ARCO Chemical in the aggregate principal amount of $200,000,000.

     "ARCO Notes Refinancing" means any issuance for cash proceeds by the Borrower of any debt security, any equity security or any Equity Equivalent, but only to the extent that (i) such issuance is consummated on or after the Partial Term Loans Payout Date, (ii) the proceeds thereof are applied by the Borrower to repay the ARCO Notes (including interest and premium, if any, thereon), or are deposited in an escrow account from which such cash proceeds may be withdrawn only to make such repayment (or to redeem such refinancing security) and (iii)
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any such debt security requires no scheduled payment of principal prior to July
1, 2006.

     "Asset Sale Lien" has the meaning set forth in Section 5.22.

     "Junior Securities" means (i) securities the issuance of which gives rise to an Equity Issuance and (ii) New Senior Subordinated Notes.

     "LCR Partnership Agreement" means the Limited Partnership Agreement of LCR dated December 31, 1998.

     "Lyondell TDI" means Lyondell Chimie France TDI, a French limited partnership and a wholly-owned Subsidiary of the Borrower.

     "Major Asset Sale" has the meaning set forth in Section 5.22.

     "New Collateral Documents" means the instruments set forth in Schedule
3.01.

     "New Senior Notes" means unsecured notes of the Borrower which (i) mature no earlier than the seventh anniversary of their date of issuance, (ii) are not Guaranteed by any Person other than a Subsidiary Guarantor (the terms of which Guarantee shall provide that it terminates automatically upon any termination of the Subsidiary Guarantee of such Subsidiary Guarantor) and (iii) contain otherwise substantially the terms and conditions contemplated by the form of senior note indenture delivered to the Administrative Agent prior to the Amendment 1 Effective Date.

     "New Senior Subordinated Notes" means unsecured notes of the Borrower which
(i) mature no earlier than the seventh anniversary of their date of issuance,
(ii) are not Guaranteed by any Person other than a Subsidiary Guarantor (the terms of which Guarantee shall provide that it terminates automatically upon any termination of the Subsidiary Guarantee of such Subsidiary Guarantor), (iii) are subordinated (and the Guarantees of which are subordinated) to the obligations of the Borrower (and any applicable Subsidiary Guarantor) to the Lenders pursuant to subordination provisions no less favorable to the Lenders than those set forth in the form of senior subordinated note indenture delivered to the Administrative Agent prior to the Amendment 1 Effective Date and (iv) contain other terms and conditions no less favorable to the Borrower and the Lenders than those contemplated by such form of indenture.

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     "Partial Term Loans Payout Date" means the first date on which all Term
Loans-C and Term Loans-D (including all interest and fees accrued thereon) have been repaid in full.

     "Rhodia" means Rhodia S.A., a French company and the successor in interest to Rhone-Poulenc Chemie S.A. under the TDI Agreements.

     "Rhodia TDI Plant" means the manufacturing facilities for the production of toluene diisocyanate, currently owned by Rhodia and located at Pont-de-Claix, France.

     "Special Purpose Subsidiary" means a Subsidiary formed solely for the purpose of, and whose activities consist solely of, engaging in a Securitization Transaction or the issuance of an Equity Equivalent.

     "Subject Assets" has the meaning set forth in Section 5.22.

     "Subject Assets Transferee" has the meaning set forth in Section 5.22.

     "TDI Agreements" means (i) the Share Purchase Agreement dated as of January 23, 1995 between ARCO Chemical Europe Inc. and Rhone-Poulenc Chemie S.A., as such agreement may be amended, supplemented or otherwise modified from time to time, (ii) the Processing Agreement dated as of January 23, 1995 between ARCO Chemical Chemie TDI and Rhone-Poulenc Chemie S.A., as such agreement may be amended, supplemented or otherwise modified from time to time, and (iii) the TDI License.

     "TDI Assets" means (i) all of the rights of ARCO Chemical Europe Inc., ARCO Chemical Chemie TDI, ARCO Chemical Technology LP and their respective successors under the TDI Agreements, and (ii) all of Lyondell TDI's customer lists relating to the Rhodia TDI Plant.

     "TDI License" means the TDI Technology Agreement dated as of January 23, 1995 between ARCO Chemical Technology LP and Rhone-Poulenc Chemie S.A., as such agreement may be amended, supplemented or otherwise modified from time to time.

     "Voting Control" means with respect to any security the right to exercise, or to direct the exercise of, the voting rights of a holder of such security; provided that a Person shall not be deemed to have Voting Control of shares of common stock of the Borrower if such Person is or such shares are subject to a valid contract arrangement whereby such shares are voted as directed by the board of

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directors of the Borrower and/or in the same proportions as all other shares of common stock of the Borrower are voted.

     (b) The definition of "Adjusted EBITDA" set forth in Section 1.01 of the Credit Agreement is amended by (i) adding after the phrase "in connection with the Acquisition" in clause (i) thereof the phrase "and subsequent Asset Sales" and (ii) adding after the phrase "Borrower Joint Ventures" in clause (ii) thereof the phrase "and non-wholly owned Subject Assets Transferees."

     (c) The definition of "ARCO Chemical" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                 "ARCO Chemical" means Lyondell Chemical Worldwide, Inc., a Delaware corporation and the surviving corporation in the Merger (formerly named ARCO Chemical Company).

     (d) The definition of "Asset Sale" set forth in Section 1.01 of the Credit Agreement is amended by adding after the phrase "whether or not involving a capital lease," the phrase "including any Major Asset Sale."

     (e) The definition of "Borrower" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                 "Borrower" means Lyondell Chemical Company (formerly named Lyondell Petrochemical Company), a Delaware corporation, and its successors.

     (f) The definition of "Borrower's 1997 Form 10-K" set forth in Section 1.01 of the Credit Agreement is deleted.

     (g) Clause (i) of the definition of "Change of Control" set forth in
Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                 (i) any Person or group (within the meaning of Section 13 or 14 of the Exchange Act) of Persons (other than Millenium Chemicals Inc., Occidental Chemical Corp. and/or their affiliates) shall have acquired Voting Control of 20% or more of the outstanding shares of common stock of the Borrower; or

     (h) The definition of "Collateral Documents" set forth in Section 1.01 of the Credit Agreement is amended by adding after the phrase "the JV Subsidiary Security Agreements," the phrase "the New Collateral Documents,".

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     (i) The definition of "Consolidated Net Income" set forth in Section 1.01 of the Credit Agreement is amended by adding after the word "Acquisition" the phrase "and subsequent Asset Sales."

     (j) The definition of "Consolidated Net Worth" set forth in Section 1.01 of the Credit Agreement is amended by (i) adding "(i)" after the phrase "to exclude the effect of", (ii) adding after the word "Acquisition" the phrase "and subsequent Asset Sales" and (iii) adding at the end of the definition the following:

         and (ii) any change subsequent to December 31, 1998 in the cumulative foreign currency translation adjustment.

     (k) The definition of "Distributable Cash Flow" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

         "Distributable Cash Flow" means with respect to any Borrower Joint Venture or non-wholly owned Subject Assets Transferee for any period, an amount equal to the lesser of "A" or "B" where:

         "A" equals the greater of (i) zero and (ii) the Borrower's direct and/or indirect share of the cash from operations (as defined in accordance with GAAP and adjusted to exclude the effect of any extraordinary gain or loss) of such Person for such period minus the Borrower's direct and/or indirect share of the gross capital expenditures of such Person for such period; and

         "B" equals the greater of (i) zero and (ii) cash distributions by such Person to the Borrower or a JV Subsidiary during such period (including repayment of loans made to such Person to finance capital expenditures) net of equity investments and loans made by the Borrower or a Subsidiary in or to such Person during such period to finance capital expenditures.

     (l) The definition of "Equistar" set forth in Section 1.01 of the Credit Agreement is amended by adding after the word "Borrower" and immediately before the comma the phrase "and, at the date hereof".

     (m) The definition of "JV Subsidiaries" set forth in Section 1.01 of the Credit Agreement is amended by adding after the phrase "Lyondell Refining Company," the phrase "Lyondell Refining LP, LLC,".

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     (n) The definition of "LCR" set forth in Section 1.01 of the Credit
Agreement is amended by deleting the phrase "LYONDELL-CITGO Refining Company, Ltd., a Texas limited liability company" and substituting therefor the phrase "LYONDELL-CITGO Refining LP, a Delaware limited partnership" and by adding to the end of the definition the phrase ", the successor to LYONDELL-CITGO Refining Company, Ltd., a Texas limited liability company."

     (o) The definition of "LCR Recapitalization" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

         "LCR Recapitalization" means the refinancing of certain Existing LCR Debt, repayment of Debt under the LCR Construction Facility and the distribution of a portion of the proceeds of the foregoing to the Borrower.

     (p) The definition of "Net Cash Proceeds" set forth in Section 1.01 of the Credit Agreement is amended by adding before clause (a) thereof the parenthetical "(at the option of the Borrower)."

     (q) The definition of "Non-JV Group" set forth in Section 1.01 of the Credit Agreement is amended by deleting the word "and" after the phrase "Borrower Joint Ventures" and substituting therefor a comma and by adding at the end of the definition the phrase "and any non-wholly owned Subject Assets Transferees."

     (r) The definition of "Ordinary Course Liens" set forth in Section 1.01 of the Credit Agreement is amended by deleting the word "and" at the end of Paragraph (m) thereof and adding the following Paragraphs:

         (n) Liens customarily granted in connection with Securitization Transactions on related assets or interests of the Borrower or a Subsidiary; and

         (o) Liens on amounts on deposit in any escrow account contemplated by clause (ii) of the definition of "ARCO Notes Refinancing", but only to the extent such Liens secure the obligations of the Borrower to redeem the securities the cash proceeds of which are on deposit in such escrow account or to make payments to the escrow agent in its capacity as such with respect to such account.

     (s) The definition of "Reduction Event" set forth in Section 1.01 of the Credit Agreement is amended by adding after the phrase "Debt Incurrence" in clause

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(ii) thereof and after the phrase "Equity Issuance" in clause (iii) thereof the parenthetical "(other than any ARCO Notes Refinancing)."

     (t) The definition of "Temporary Cash Investment" set forth in Section 1.01 of the Credit Agreement is amended by adding after the phrase "Foreign Subsidiary" in clause (v) thereof the phrase "or other Subsidiary conducting substantially all its operations outside the United States."

     Section 3. Amendment to Section 1.02(b). Section 1.02(b) of the Credit Agreement is amended by deleting the word "or" after the phrase "Borrower Joint Venture" and substituting therefor a comma and adding after the phrase "JV Subsidiary" the phrase "or non-wholly owned Subject Assets Transferee."

     Section 4.  Amendment to Section 2.04(e).   Clause (iii) of Section 2.04(e)
of the Credit Agreement is amended by (i) deleting the phrase "pro rata" and substituting therefor the phrase "in forward order of maturity" and (ii) deleting the reference to "subsection (a)" and substituting therefor "subsection
(b)."

     (b) Clause (iv) of Section 2.04(e) of the Credit Agreement is amended by deleting the reference to "subsection (b)" and substituting therefor "subsection
(c)."

     Section 5. Amendment to Section 4.02. Section 4.02 of the Credit Agreement is amended by adding after the phrase "UCC financing statements" in the first parenthetical the phrase ", mortgages or similar instruments."

     Section 6. Amendment to Section 4.03(b). Section 4.03(b) of the Credit Agreement is amended by adding after each reference to the phrase "security interests" the phrase "or mortgage liens."

     Section 7. Amendment to Section 4.04. (a) Each reference to "December 31, 1997" in Section 4.04 of the Credit Agreement is amended to read "December 31, 1998."

     (b) Each reference to the phrase "Coopers & Lybrand L.L.P., as set forth in the Borrower's 1997 Form 10-K," and the phrase "Coopers & Lybrand L.L.P. and Price Waterhouse LLP, as set forth in the Borrower's 1997 Form 10-K," in Paragraphs (a) and (c) of Section 4.04 of the Credit Agreement is amended to read in its entirety "PricewaterhouseCoopers LLP, copies of which have been delivered to each of the Lenders,".

     (c) The reference to the phrase "Coopers & Lybrand L.L.P., as set forth in the Borrower's 1997 Form 10-K," in Paragraph (e) of Section 4.04 of the Credit

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Agreement is amended to read in its entirety "Deloitte & Touche LLP, copies of which have been delivered to each of the Lenders,".

     (d) Paragraphs (b), (d) and (f) of Section 4.04 of the Credit Agreement are deleted.

     Section 8. Amendment to Section 5.01(a). Section 5.01(a) of the Credit Agreement is amended by deleting the phrase "Price Waterhouse Coopers L.L.P." and substituting therefor the phrase "PricewaterhouseCoopers LLP."

     Section 9. Amendment to Section 5.07. (a) The parenthetical in clause (i) of the first proviso in Section 5.07 of the Credit Agreement is amended by deleting the phrase "or, prior to the consummation of the Equity Issuances contemplated by Section 5.21, ARCO Chemical."

     (b) The final sentence in Section 5.07 of the Credit Agreement is amended by adding at the end of the sentence the following:

         and notes and equity securities, such notes and equity securities having an aggregate value not to exceed 15% of the aggregate amount of consideration received by the Borrower and its Subsidiaries with respect to such Asset Sale; provided that this provision shall not apply to a Major Asset Sale effected in accordance with Section 5.22.

     Section 10. Amendment to Section 5.09. Section 5.09 of the Credit Agreement is amended by deleting the word "and" at the end of Paragraph (i) thereof and by adding the following paragraphs:

         (k) Liens on TDI Assets (i) securing Debt in an aggregate principal amount not exceeding $200,000,000 that is incurred or assumed for the purpose of improving the Rhodia TDI Plant, or (ii) arising pursuant to a sublicense of the TDI License by the Borrower (or a Subsidiary that is party to the TDI License) to the Borrower Joint Venture (or special purpose Subsidiary of Rhodia or the Borrower) that owns the Rhodia TDI Plant; and

         (l) Asset Sale Liens.

     Section 11. Amendment to Section 5.10. (a) Paragraph (e) of Section 5.10 of the Credit Agreement is amended by adding at the end of the Paragraph the following proviso:

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         provided that if such Debt Incurrence involves the issuance of Junior
         Securities, such Guarantee shall be subordinated to the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee on terms no less favorable to the Lenders than the subordination provisions governing the New Senior Subordinated Notes;

     (b) Paragraph (f) of Section 5.10 of the Credit Agreement is amended by adding after the phrase "Foreign Subsidiaries" the phrase "and other Subsidiaries conducting substantially all their operations outside the United States."

     Section 12. Amendment to Section 5.11.   (a) The table in clause (ii) of
Section 5.11 of the Credit Agreement is amended to read in its entirety as follows:

            PERIOD                                RATIO
            ------                                -----
On or before December 31, 1999                     7.75
January 1, 2000  - March 31, 2000                  7.25
April 1, 2000  - June 30, 2000                     7.00
July 1, 2000  - September 30, 2000                 6.50
October 1, 2000  - December 31, 2000               6.00
January 1, 2001  - June 30, 2001                   5.00
July 1, 2001  - December 31, 2001                  4.00
January 1, 2002  - December 31, 2002               3.00
At all times thereafter                            2.50

     (b) Clause (ii) of Section 5.11 of the Credit Agreement is further amended by deleting the proviso.

     Section 13. Amendment to Section 5.12. The table in Section 5.12 of the Credit Agreement is amended to read in its entirety as follows:

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            PERIOD                                RATIO
            ------                                -----
On or before March 31, 1999                        1.30
April 1, 1999 - June 30, 1999                      1.20
July 1, 1999 - December 31, 1999                   1.10
January 1, 2000 - March 31, 2000                   1.20
April 1, 2000 - June 30, 2000                      1.30
July 1, 2000 - September 30, 2000                  1.40
October 1, 2000 - December 31, 2000                1.50
January 1, 2001 - June 30, 2001                    1.75
July 1, 2001 - December 31, 2001                   1.90
January 1, 2002 - December 31, 2002                2.40
Thereafter                                         2.60

     Section 14. Amendment to Section 5.14. Section 5.14 of the Credit Agreement is amended by adding the following proviso at the end of the Section:

         ; provided that, notwithstanding the foregoing, the Borrower will not permit any JV Subsidiary to incur or at any time be liable with respect to any such rental payments, other than obligations of such JV Subsidiary in respect of the Borrower Joint Venture in which it holds an equity interest and arising by virtue of such JV Subsidiary's ownership of such equity interest.

     Section 15. Amendment to Section 5.15(b). Section 5.15(b) of the Credit Agreement is amended by deleting the word "and" in clause (iii) thereof and substituting therefor a comma and by adding at the end of clause (iv) thereof "and (v) a refinancing of the ARCO Notes with the proceeds of an ARCO Notes Refinancing."

     Section 16. Amendment to Section 5.16. Section 5.16 of the Credit Agreement is amended by deleting the word "and" in Paragraph (f) thereof and adding after Paragraph (f) thereof the following Paragraph:

         (g) Investments consisting of notes and equity securities received as consideration for Asset Sales, to the extent permitted by the last sentence of Section 5.07; and

     Section 17. Amendment to Section 5.18. (a) Clause (vii) of the first proviso in Section 5.18 of the Credit Agreement is amended to read in its entirety as follows:

         (vii) agreements entered into in connection with Debt
         Incurrences (including, without limitation, the ARCO Notes

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         Refinancing) by the Borrower containing limitations no more restrictive than those contained in the instruments governing (x) the Debt described in clauses (i) - (iv) of the definition of Existing Borrower Debt as in effect on the Closing Date or (y) the New Senior Notes or the New Senior Subordinated Notes as in effect on the Amendment 1 Effective Date,


     (b) The first proviso of Section 5.18 of the Credit Agreement is further amended by deleting the word "and" at the end of clause (viii) and adding at the end of clause (viii) the following:

         , (ix) customary limitations on the activities of a Special Purpose Subsidiary, (x) agreements between the Borrower or a non-wholly owned Subject Assets Transferee and the Acquiring Person (or an affiliate thereof) of an interest in such non-wholly owned Subject Assets Transferee so long as the limitations imposed thereby are not materially more restrictive than those contained in the agreements set forth in Schedule 5.20 and

     (c) Clause (ix) of the first proviso of Section 5.18 of the Credit Agreement is amended to read in its entirety as follows:

         (xi) from and after the Mandatory Prepayment Release Date, agreements entered into in connection with the refinancing of Existing Debt containing limitations no more restrictive than the Existing Debt refinanced thereby as in effect on the Closing Date; and

     (d) The second proviso in Section 5.18 of the Credit Agreement is amended by amending clause (x) thereof by adding after the phrase "Foreign Subsidiary" the phrase "or other Subsidiary conducting substantially all its operations outside the United States," and deleting the phrase "and (y)" and substituting therefor the phrase ", (y) clauses (c), (d) and (e) shall be inapplicable to any Subject Assets Transferee and (z)."

     Section 18. Amendment to Section 5.19.  (a) The parenthetical in
Section 5.19(d)(i) of the Credit Agreement is amended by deleting the word "or" after the phrase "JV Subsidiary" and substituting therefor a comma and by adding after the phrase "Foreign Subsidiary" the phrase ", Special Purpose Subsidiary, or Subject Assets Transferee."

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     (b) Section 5.19(d)(ii) of the Credit Agreement is amended by adding at the end the following proviso:

         provided that the Borrower may sell all (but not less than all) of its direct or indirect ownership interests in either or both of LCR or LMC in compliance with Section 5.07;

     (c) Section 5.19(d)(iv)(x) of the Credit Agreement is amended by deleting the word "and" after the phrase "clause (i) above" and substituting therefor a comma and by adding after the phrase "clause (iii) above," the phrase "any Special Purpose Subsidiary and any Subject Assets Transferee which is not a Borrower Joint Venture or a Foreign Subsidiary,".

     (d) Section 5.19(d)(iv)(y) of the Credit Agreement is amended by adding after the phrase "Significant Subsidiary of the Borrower" the phrase "or a Subject Assets Transferee."

     (e) Section 5.19 of the Credit Agreement is amended by adding the following Paragraph (e):

         The Borrower shall endeavor in good faith and use reasonable efforts to deliver to the Administrative Agent the collateral documents and landlord consent and lien waivers described in Schedule 5.19(e), in form and substance reasonably satisfactory to the Administrative Agent, provided that "reasonable efforts" shall not include making monetary payments or other consideration or granting concessions to third parties. With respect to each plant, headquarters building or other facility of the Borrower on which a lien is granted under this Section 5.19(e), the Borrower shall deliver to the Administrative Agent an opinion of local counsel in each jurisdiction in which such plant, building or other facility is located, such opinion to be in form and substance reasonably satisfactory to the Administrative Agent.

     Section 19. Amendment to Section 5.20. (a) Each reference to "LCR Regulations" in Section 5.20 of the Credit Agreement is amended to read in its entirety "LCR Partnership Agreement."

     (b) Paragraph (e) of Section 5.20 of the Credit Agreement is amended to read in its entirety as follows:

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         (e) maintain the rights of (i) Lyondell Petrochemical G.P. Inc. to appoint the chief executive officer of Equistar, as provided in the Equistar Partnership Agreement, (ii) Lyondell Refining Company to appoint, together with CITGO Gulf Coast Refining, Inc., the chief executive officer of LCR, as provided in the LCR Partnership Agreement and (iii) Lyondell General Methanol Company to act as managing partner of LMC pursuant to the LMC Partnership Agreement.

     Section 20. Amendment to Section 5.21. Section 5.21 of the Credit Agreement is amended to read in its entirety as follows:

                 Section 5.21. Issuance of Junior Securities. On or prior to June 30, 2000, the Borrower shall consummate the issuance and sale of Junior Securities as follows:


                 (a) common stock of the Borrower issued pursuant to one or more Equity Issuances for gross cash proceeds of not less than $500,000,000 in the aggregate; and

                 (b) other Junior Securities issued pursuant to one or more Equity Issuances or Debt Incurrences for gross cash proceeds of not less than $1,500,000,000 in the aggregate;

         provided that for purposes of this Section 5.21 (i) the issuances of Junior Securities contemplated by Section 26(i) of Amendment No. 1 to this Credit Agreement shall be included in calculations hereunder and
         (ii) the amount of other Junior Securities required by clause (b) above shall be reduced by 200% of the excess, if any, of (x) the gross cash proceeds of common stock of the Borrower issued pursuant to one or more Equity Issuances on or after the Amendment 1 Effective Date over (y) $500,000,000.

     Section 21. Major Asset Sales. The following new Section 5.22 is added after Section 5.21 of the Credit Agreement:

                 Section 5.22. Major Asset Sales. (a) In connection with the consummation of a Major Asset Sale, so long as the conditions set forth in subsection (b) below are satisfied:

                     (i) the Borrower and its Subsidiaries may transfer all or
                 any portion of the Subject Assets

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

                 (whether or not part of the Collateral) to a Subject Assets Transferee or to an Acquiring Person;

                     (ii) the Borrower and its Subsidiaries may create Asset
                 Sale Liens on the Subject Assets;

                     (iii) any Liens arising under the Collateral Documents on
                 the portion of the Subject Assets transferred to a Subject Assets Transferee or to an Acquiring Person will be released in accordance with the last sentence of Section 9.05(b); and

                     (iv) any Liens arising under the Collateral Documents on
                 the Subject Assets not released in accordance with paragraph
                 (iii) will be subordinate to any Asset Sale Lien on such Subject Assets.

                 (b) The provisions of subsection (a) are subject to the following conditions:

                     (i) at the time of such Major Asset Sale and after giving
                 effect thereto (on a pro forma basis for purposes of Section 5.11), no Default shall exist;

                     (ii) the sum of the gross cash proceeds received by the
                 Borrower in respect of such Major Asset Sale plus the value of the interest of the Borrower in the Subject Assets Transferee (if any) after giving effect to such Major Asset Sale is not less than the value (as determined by the Board of Directors of the Borrower) of the portion of the Subject Assets transferred by the Borrower in connection with such Major Asset Sale;

                     (iii) the Borrower directly or indirectly is the operator
                 of the Subject Assets in which it or a Subject Assets Transferee retains an interest; and

                     (iv) if any Subject Assets are transferred to a Subject
                 Assets Transferee, the Borrower complies with Section 5.19(d)(iii) and (iv) in connection with such Major Asset Sale.

                 (c) No Subject Assets Transferee shall incur any Debt.

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

                 (d) For purposes of this Section 5.22, the following terms have the following respective meanings:

                 "Acquiring Person" means a Person other than a Subject Assets Transferee which acquires (i) all or a portion of the Subject Assets or
         (ii) an interest in a Subject Assets Transferee in connection with a Major Asset Sale.

                 "Asset Sale Lien" means a Lien on the Subject Assets (including as a Lien for this purpose contractual rights with respect to the operation of the Subject Assets) arising in connection with a Major Asset Sale in favor of the Acquiring Person (or an affiliate thereof) which Lien does not secure any Debt.

                 "Major Asset Sale" means an Asset Sale designated by the Borrower by prior notice to the Administrative Agent as a Major Asset Sale, so long as in connection therewith (i) the conditions specified in subsection (b) are satisfied and (ii) the Borrower receives Net Cash Proceeds in an aggregate amount not less than $1,000,000,000 (which shall be deemed Net Cash Proceeds of such Major Asset Sale for purposes of Section 2.04(d)). For this purpose (i) a transaction which produces substantially the same economic result as a sale of a partial interest in an asset, as might be achieved, for instance, through contractual arrangements allocating future revenues and costs attributable to the asset, shall be deemed an Asset Sale even though there may be no change in title to the asset or in the ownership of the Person which has title to the asset and (ii) a subsequent related transaction with the same Acquiring Person (or an Affiliate thereof) contemplated by the terms of the initial Major Asset Sale with such Person shall, for purposes of determining the applicability of and compliance with this Section, be deemed a single cumulative transaction.

                 "Subject Assets" means, with respect to any Major Asset Sale, the assets which are the subject of such Major Asset Sale.

                 "Subject Assets Transferee" means any Consolidated Subsidiary or Borrower Joint Venture which becomes the owner of the Subject Assets in connection with a Major Asset Sale.

                 (e) Nothing in this Section limits the ability of the Borrower and its Subsidiaries to sell assets (including Collateral) in compliance with Section 5.07 in transactions which do not constitute Major Asset Sales, and to obtain a release of Collateral pursuant to the last sentence of Section 9.05(b) in connection with any such sale.

     Section 22. Pricing Schedule. The Pricing Schedule is amended in its entirety and replaced by the Pricing Schedule attached hereto.

     Section 23. Additional Schedules. Schedules 3.01 and 5.19(e) attached hereto are added to the Credit Agreement.

     Section 24. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 25. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 26. Effectiveness. This Amendment shall become effective on the first date (the "Amendment 1 Effective Date") on which all the following conditions have been satisfied:

     (a) receipt by the Administrative Agent of counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Administrative Agent of duly executed counterparts of each New Collateral Document, together with evidence satisfactory to it in its sole good faith discretion of the effectiveness of the security contemplated thereby and the perfection of the security interests created thereby (including the filing of UCC-1s and the delivery of any stock certificates or promissory notes comprising the Collateral);

     (c) receipt by the Administrative Agent of (x) an opinion (addressed to the Agents and the Lenders) of Baker & Botts L.L.P., special counsel for the Obligors, substantially to the effect of Exhibit E to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment, (y) an opinion (addressed to the Agents and the Lenders) of Robert J. Millstone, General Counsel of the Borrower, substantially to the effect of Exhibit F to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment, each dated the Amendment 1

Effective Date and each covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request and (z) with respect to each plant, headquarters building or other facility of the Borrower on which a lien is granted under a New Collateral Document, an opinion of local counsel in each jurisdiction in which such plant, building or other facility is located, such opinion to be in form and substance reasonably satisfactory to the Administrative Agent.

     (d) receipt by the Administrative Agent of an opinion (addressed to the Agents and the Lenders) of Davis Polk & Wardwell, special counsel for the Agents, substantially to the effect of Exhibit G to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment, dated the Amendment 1 Effective Date and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

     (e) receipt by the Administrative Agent of payment of an amendment fee for the account of each Lender which shall have executed and delivered a counterpart hereof (including delivery by facsimile transmission) not later than April 1, 1999 in an amount equal to 0.25% of the Credit Exposure of such Lender at such date;

     (f) receipt by each of the Agents, the Arranger and the Co-Arrangers of payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment 1 Effective Date in connection with the Loan Documents;

     (g) the fact that there shall have been no material adverse change in the financial condition, business, assets, results of operations, liabilities or prospects of the Borrower and its Subsidiaries, taken as a whole, since the most recently ended fiscal year of such entity for which audited financial statements have been delivered to the Lenders;

     (h) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of each Obligor, the corporate authority for the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to such Agent in its sole good faith discretion; and

     (i) receipt by the Administrative Agent of evidence satisfactory to it that the Borrower shall have consummated (i) an issuance of common stock of the Borrower pursuant to an Equity Issuance for gross cash proceeds (i.e., total cash proceeds before underwriting discounts and commissions and expenses of issuance) of not less than $350,000,000; (ii) an issuance of New Senior Subordinated Notes pursuant to a Debt Incurrence for gross cash proceeds of not less than $500,000,000; and (iii) an issuance of New Senior Notes pursuant to a Debt Incurrence for gross cash proceeds of not less than the difference between $1,000,000,000 and the gross cash proceeds of the issuance of New Senior Subordinated Notes contemplated by clause (ii).

Promptly after the Amendment 1 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       LYONDELL CHEMICAL COMPANY


                                       By:
                                          -----------------------------------
                                          Title: Vice President, Finance &
                                                 Treasurer
                                          Address: 1221 McKinney
                                                   Suite 1600
                                                   Houston, TX 77002
                                          Facsimile: (713) 652-4140

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as
                                       Administrative Agent and as Lender


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       DLJ CAPITAL FUNDING, INC., as
                                       Syndication Agent and as Lender


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION,
                                         as Documentation Agent and as Lender


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE CHASE MANHATTAN BANK,
                                         as Documentation Agent


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CITIBANK, N.A., as Documentation
                                         Agent and as Lender


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NATIONSBANK, N.A., as
                                         Documentation Agent and as Lender


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CHASE BANK OF TEXAS
                                       NATIONAL ASSOCIATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ABN AMRO BANK N.V.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       ALLSTATE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ARCHIMEDES FUNDING, LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANK OF MONTREAL


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:




                                       THE BANK OF NEW YORK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE BANK OF TOKYO-MITSUBISHI
                                       LTD., HOUSTON AGENCY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANKBOSTON, N.A.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANQUE NATIONALE DE PARIS


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       BARCLAYS BANK PLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BAYERISCHE VEREINSBANK AG
                                       NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BHF - BANK AKTIENGESELLSCHAFT


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CIBC INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       COMMONWEALTH LIFE INSURANCE CO.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       COMPAGNIE FINANCIERE DE CIC ET DE
                                       L'UNION EUROPEENNE


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CRESCENT/MACH I PARTNERS LP


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CYPRESS TREE INVESTMENT FUND, LLC
                                       By: CypressTree Investment Management
                                           Company, Inc. its Managing Member


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                       By: CypressTree Investment Management
                                           Company, Inc. its Managing Member


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CYPRESSTREE INSTITUTIONAL FUND, LLC
                                       By: CypressTree Investment Management
                                           Company, Inc. its Managing Member


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CYPRESS TREE INVESTMENT PARTNERS I, LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       DEBT STRATEGIES FUND, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       EATON VANCE INSTITUTIONAL SENIOR
                                       LOAN FUND
                                       By: Eaton Vance Management,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       FLOATING RATE PORTFOLIO
                                       By: INVESCO Senior Secured
                                           Management, Inc., as attorney-in-fact


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       FRANKLIN FLOATING RATE TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       GCB INVESTMENTS PORTFOLIO
                                       By: Citibank, N.A., as manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ING HIGH INCOME PRINCIPAL PRESERVATION
                                       FUND HOLDINGS, LDC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH-III LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH IV CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH - CNC CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       KZH CRESCENT CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH-CYPRESSTREE-1 CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                        KZH-ING-2 CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH-SOLEIL-2 CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       MASSMUTUAL HIGH YIELDPARTNERS II, LLC
                                       By: HYP Management, Inc. as managing
                                           member


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MEDICAL LIABILITY MUTUAL INSURANCE
                                       COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       METROPOLITAN LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       ML CLO XIX STERLING (CAYMAN) LTD.
                                       By: Sterling Asset Manager, L.L.C.,
                                           as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NATIONAL WESTMINSTER BANK PLC
                                       By: NatWest Capital Markets Limited,
                                           its agent
                                       By: Greenwich Capital Markets, Inc.,
                                           its agent


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NEW YORK LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NEW YORK LIFE INSURANCE AND ANNUITY
                                       CORPORATION
                                       By: New York Life Insurance Company


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       OCTAGON LOAN TRUST
                                       By: Octagon Credit Investors, as manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ORIX USA CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       OSPREY INVESTMENTS PORTFOLIO
                                       By: Citibank, N.A., as manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PRIMERICA LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       ROYAL BANK OF CANADA


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SENIOR HIGH INCOME PORTFOLIO INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SOCIETE GENERALE, SOUTHWEST AGENCY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       STEIN ROE & FARNHAM INCORPORATED,
                                       as agent for Keyport Life Insurance


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       STRONG CAPITAL MANAGEMENT


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE SUMITOMO BANK, LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE TOKAI BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       TRANSAMERICA LIFE INSURANCE AND
                                       ANNUITY COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE TRAVELERS INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       UNITED OF OMAHA LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       VAN KAMPEN AMERICAN CAPITAL


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       AERIES FINANCE LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       AG CAPITAL FUNDING PARTNERS, L.P.
                                       By: Angelo, Gordon & Co., L.p.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       AMARA-1 FINANCE LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ARAB AMERICAN BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ARAB BANK PLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ARCHIMEDES FUNDING II, LTD
                                       By: ING Capital Advisors, Inc.,
                                           as collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BALANCED HIGH YIELD FUND II


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       BANCO ESPIRITO SANTO E COMERCIAL DE
                                       LISBON, NASSAU BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANK LEUMI USA


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                                       GROUP, NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BANKERS TRUST COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       BATTERSON PARK, CBO I
                                       By: General Reunew England Asset
                                           Management Inc., as collateral
                                           manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BEAR STEARNS INVESTMENT PRODUCTS INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BELLSOUTH DOMESTIC BOND (ACCT 26)
                                       By: Pacific Investment Management
                                           Company, as its investment advisor,
                                           acting through State Street Bank &
                                           Trust Co. in the nominee name of
                                           Marine Crew & Co.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       BELLSOUTH GLOBAL BOND (ACCT 826)
                                       By: Pacific Investment Management
                                           Company, as its investment advisor,
                                           acting through State Street Bank &
                                           Trust Co. in the nominee name of
                                           Marine Crew & Co.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CAPTIVA FINANCE LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CAPTIVA II FINANCE LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CAPTIVA III FINANCE, LTD.
                                       By: Pacific Investment Management
                                           Company, as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CARAVELLE INVESTMENT FUND, L.L.C.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CARILLON HOLDING, LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CERES FINANCE LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CHANCELLOR/TRITON CBO, LIMITED
                                       By: Invesco Senior Secured Management,
                                           Inc., as collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CHANG HWA COMMERCIAL BANK LTD.,
                                       NEW YORK BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       CHINATRUST BANK (U.S.A.)


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       DELANO COMPANY
                                       By: Pacific Investment Management
                                           Company, as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ELC (CAYMAN) LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       FC CBO II LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       FIRST COMMERCIAL BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       FIRST DOMINION FUNDING I


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       FIRST UNION NATIONAL BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       GALAXY CLO 1999-1, LTD.
                                       By: SAI Investment Adviser, Inc.,
                                           its collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       GUARANTY FEDERAL BANK, F.S.B.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       GULF INTERNATIONAL BANK B.S.C.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       IKB DEUTSCHE INDUSTRIEBANK AG
                                       LUXEMBOURG BRANCH


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       IMPERIAL BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                       By: Indosuez Capital Luxembourg, as
                                           collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       INDOSUEZ CAPITAL FUNDING IV, L.P.
                                       By: Indosuez Capital Luxembourg


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ING CAPITAL SENIOR SECURED HIGH INCOME
                                       FUND, L.P.
                                       By: ING Capital Advisors, Inc.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       INTEGRITY LIFE INSURANCE


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KBC BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH CRESCENT - 3 LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH CRESCENT LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH CRESCENT - 2 LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       KZH HIGHLAND-2 LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH STERLING LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH-ING-3 LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH-PAMCO CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       KZH SHENKMAN LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                       By: Merrill Lynch Asset Management, L.P.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO
                                       By: Merrill Lynch Asset Management, L.P.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                       By: Merrill Lynch Asset Management, L.P.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MITSUBISHI TRUST AND BANKING CORPORATION


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ML CBO IV (CAYMAN) LTD.
                                       By: Highland Capital Management, L.P.
                                           as collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN STANLEY SENIOR FUNDING, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MOUNTAIN CAPITAL CLO I, LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE MUTUAL LIFE INSURANCE COMPANY OF
                                       NEW YORK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NORSE CBO, LTD.
                                       By: Peterson Capital Management, LLC
                                           as its investment advisor
                                       By: Peterson Capital Advisors, LLC
                                           its manager and pursuant to delegated
                                           authority


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       NORTHWOODS CAPITAL, LIMITED
                                       By: Angelo, Gordon & Co., L.P.,
                                           as investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIOS-I, LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       OXFORD STRATEGIC INCOME FUND
                                       By: Eaton Vance Management, as investment
                                           advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PACIFICA PARTNERS 1, L.P.,
                                       By: Imperial Credit Asset Management,
                                           as its investment manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PAM CAPITAL FUNDING LP
                                       By: Highland Capital Management, L.P.
                                           as collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       PAMCO CAYMAN LTD.
                                       By: Highland Capital Management, L.P.
                                           as collateral manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PEOPLES SECURITY LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PILGRIM PRIME RATE TRUST
                                       By: Pilgrim Investments Inc.,
                                           as its investment manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                       By: Pilgrim America Investments, Inc.
                                           as its investment manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                       By: Pilgrim America Investments, Inc.,
                                           as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PILGRIM AMERICA HIGH INCOME
                                       INVESTMENTS LTD.
                                       By: Pilgrim America Investments, Inc.
                                           as its investment manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PILGRIM AMERICA PRIME RATE TRUST
                                       By: Pilgrim America Investments, Inc.
                                           as its investment manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ATHENA CDO, LIMITED
                                       By: Pacific Investment Management
                                           Company as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       PIMCO HIGH YIELD FUND (ACCT 705)
                                       By: Pacific Investment Management
                                           Company, as its investment advisor
                                           acting through investors fiduciary
                                           trust company in the nominee name of
                                           IFTCO


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ILLINOIS TEACHERS RETIREMENT SYSTEM
                                       (ACCT 59)
                                       By: Pacific Investment Management
                                           Company as investment advisor,
                                           acting through Northern Trust
                                           Company in the nominee name of How
                                           & Co.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SAMARITAN HEALTH SYSTEM
                                       By: Pacific Investment Management
                                           Company as its investment advisor,
                                           acting through Bankers Trust
                                           Company in the nominee name of
                                           Pitt & Co.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       STOCKSPLUS LP SUBFUND A (ACCT 401),
                                       By: Pacific Investment Management
                                           Company as investment advisor,
                                           acting through Investors Fiduciary
                                           Trust Company in the nominee name of
                                           IFTCO


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PIMCO TOTAL RETURN FUND (ACCT 700)
                                       By: Pacific Investment Management
                                           Company, as investment advisor,
                                           acting through Investors Fiduciary
                                           Trust Company in the nominee name of
                                           IFTCO


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       WESTERN CONFERENCE OF TEAMSTERS PENSION
                                       TRUST FUND U INVESTMENTS (ACCT 420)
                                       By: Pacific Investment Management
                                           Company, as its investment advisor,
                                           acting through the Chase Manhattan
                                           Bank in the nominee name of Atwell &
                                           Co.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PNC BANK, N. A.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       PROVIDENT CBO I, LIMITED
                                       By: Provident Investment Management, LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM ASSET ALLOCATION FUNDS - BALANCED
                                       PORTFOLIO


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM DIVERSIFIED INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM FUNDS TRUST- PUTNAM HIGH YIELD
                                       TRUST II


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       PUTNAM HIGH YIELD ADVANTAGE FUND


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM HIGH YIELD TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM MASTER INTERMEDIATE INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM PREMIER INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       PUTNAM VARIABLE TRUST - PVT HIGH YIELD
                                       FUND


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       PUTNAM VARIABLE TRUST - PVT DIVERSIFIED
                                       INCOME FUND


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       REPUBLIC NATIONAL BANK OF NEW YORK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       ROYALTON COMPANY
                                       By: Pacific Investment Management
                                           Company, as its investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research, as
                                           investment advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       EATON VANCE SENIOR INCOME TRUST,
                                       By: Eaton Vance Management, as investment
                                           advisor


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SOMERS CDO, LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SOUTHERN PACIFIC BANK


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SRF TRADING, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       SRV-HIGHLAND, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       STATE STREET BANK AND TRUST COMPANY,
                                       as trustee for General Motors Cash
                                       Management Master Trust



                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       STATE STREET BANK AND TRUST COMPANY,
                                       as trustee for General Motors Welfare
                                       Benefits Trust


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       STRATA FUNDING LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       STRONG ADVANTAGE FUND, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       SUN TRUST BANK, ATLANTA


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       TAIPEI BANK, NEW YORK AGENCY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       TORONTO DOMINION (TEXAS), INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       THE TOYO TRUST & BANKING CO., LTD.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       TRAVELERS CORPORATE LOAN FUND, INC.,
                                       By: Travelers Asset Management
                                           International Corporation


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       VAN KAMPEN CLO I, LIMITED
                                       By: Van Kampen American Capital
                                           Management, Inc., as collateral
                                           manager


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       VAN KAMPEN PRIME RATE INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       VAN KAMPEN SENIOR INCOME TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       J.P. MORGAN INVESTMENT MANAGEMENT INC.,
                                       as Investment Manager for the Ensign Peak
                                       Advisors, Inc. Saint Gems


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       J.P. MORGAN INVESTMENT MANAGEMENT INC.,
                                       as Investment Manager for Ford Motor
                                       Company Cash State Street Bank --
                                       Custodian


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       J.P. MORGAN INVESTMENT MANAGEMENT INC.,
                                       as Investment Manager for the
                                       Interpayment Service Limited/Thomas Cook
                                       Bank of New York (Brussels) Custodian


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       J.P. MORGAN INVESTMENT MANAGEMENT INC.,
                                       as Investment Manager for the
                                       Interpayment Service Limited/Thomas Cook
                                       Corporate Cash -- Domestic Bank of New
                                       York Custodian


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       J.P. MORGAN INVESTMENT MANAGEMENT INC.,
                                       as Investment Manager for the JPM US
                                       Global Strategic Income Fund (Special
                                       SituationPortfolio) Chase Luxembourg
                                       Custodian


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Investment Manager for the Apple
                                       IV-HighYield-State Street Bank & Trust
                                       Company London-Master Custodian


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Trustee for the Commingled
                                       Pension Trust Fund


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Investment Manager for the
                                       Global Strategic Income Portfolio
                                       (Special Situation Portfolio) State
                                       Street Bank & Trust


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Advisor of JP Morgan High Yield
                                       Fund, LLC


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Trustee for the MGT High Yield
                                       Bond Fund


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       FC CBO LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                               PRICING SCHEDULE

     "Margin" means, with respect to Euro-Dollar Loans of any Class, the sum of
(a) (i) for any date prior to the earliest date on which all Term Loans-C and Term Loans-D (including all interest accrued thereon) have been repaid in full, the higher of (I) the applicable rate per annum for Loans of such Class set forth in Table I below and (II) the applicable rate per annum for Loans of such Class set forth in Table II below, based on the Pricing Level on such date, and
(ii) for any date thereafter, the applicable rate per annum for Loans of such Class set forth in Table II below, based on the Pricing Level on such date plus
(b) for any day prior to the date on which the Borrower shall have issued all Junior Securities required to be issued by it pursuant to Section 5.21, 0.25% per annum:

                         Table I - Euro-Dollar Margins

--------------------------------------------------------------------------------
Euro-Dollar Margin for Term Loans-B  | Eurodollar Margin for Revolving Loans,
                                     | Term Loans-A, Term Loans-C and
                                     | Term-Loans D
--------------------------------------------------------------------------------
              3.25%                  |                    2.75%
--------------------------------------------------------------------------------

                            Table II - Euro-Dollar Margins

------------------------------------------------------------------------------------
           PRICING LEVEL         LEVEL I   LEVEL II   LEVEL III   LEVEL IV   LEVEL V
------------------------------------------------------------------------------------
Euro-Dollar Margin                3.25%     3.25%       3.25%       3.75%     3.25%
for Term Loans-B
------------------------------------------------------------------------------------
Euro-Dollar Margin for            2.25%     2.50%       2.75%       3.25%     2.00%
Revolving Loans, Term
Loans-A, Term Loans-C and
Term Loans-D
------------------------------------------------------------------------------------

     "Margin" means, with respect to Base Rate Loans of any Class at any date,
(i) the Margin with respect to Euro-Dollar Loans of such Class at such date minus (ii) 1.00%.

     "Commitment Fee Rate" means (i) for any date prior to the earliest date on which all Term Loans-C and Term Loans-D (including interest accrued thereon) have been repaid in full, 0.50% per annum, and (ii) for any date thereafter, the applicable rate per annum set forth in Table III below, based on the Pricing Level on such date:

                        Table III - Commitment Fee Rate

--------------------------------------------------------------------------------
Level I        Level II        Level III         Level IV        Level V
--------------------------------------------------------------------------------
 0.35%           0.40%           0.45%             0.50%          0.50%
--------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Pricing" applies at any date if, at such date, the Borrower has Senior Debt Ratings at or above the level of Baa3 by Moody's or BBB- by S&P.

     "Level II Pricing" applies at any date if, at such date, (i) the Borrower has Senior Debt Ratings at or above the level of Ba1 by Moody's or BB+ by S&P and (ii) Level I Pricing does not apply.

     "Level III Pricing" applies at any date if, at such date, (i) the Borrower has Senior Debt Ratings at or above the level of Ba2 by Moody's and BB by S&P and (ii) neither Level I Pricing nor Level II Pricing applies.

     "Level IV Pricing" applies at any date if, at such date, (i) the Borrower has Senior Debt Ratings at or above the level of Ba3 by Moody's and BB- by S&P and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

     "Level V Pricing" applies at any date if, at such date, no other Pricing Level applies.

     "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV or Level V Pricing applies on any date.

     For purposes of determining whether Level I Pricing or Level II Pricing applies: (a) if the Borrower has split-rated Senior Debt Ratings and the differential is one category, the higher rating will apply (e.g., Ba1/BBB-results in Level I Pricing); but (b) if the Borrower has split-rated Senior Debt Ratings and the differential is more than one full rating category, the rating at the midpoint will apply (e.g., Ba1/BB- results in Level III Pricing) and if there is no such midpoint category, the higher of the two intermediate categories will apply (e.g., Baa3/BB- results in Level II Pricing).

                                                                   SCHEDULE 3.01

                           NEW COLLATERAL DOCUMENTS

1.   Security Agreement of Lyondell Chemical Company

2.   Security Agreement of Lyondell Chemical Worldwide, Inc.

3.   Pledge Agreement of Non-Borrower Joint Venture Subsidiaries

4.   Pledge Agreement of Restricted Subsidiaries

5. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement from Lyondell Chemical Worldwide, Inc. to a trustee for the benefit of Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Bayport, Texas facility

6. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement from Lyondell Chemical Worldwide, Inc. to a trustee for the benefit of Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Channelview, Texas facility

7. Act of Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from Lyondell Chemical Worldwide, Inc. to Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Lake Charles, Louisiana facility

                                                                SCHEDULE 5.19(e)


1. Subject to receipt of appropriate consents from ground lessors, Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from Lyondell Chemical Worldwide, Inc. to Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Institute, West Virginia and South Charleston, Kanawha County, West Virginia facilities

2. Landlord Waiver, Consent and Intercreditor Agreement among Rhone-Poulenc AG Company, as landlord, Lyondell Chemical Worldwide, Inc., as tenant, and Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Institute, West Virginia facility

3. Landlord Waiver, Consent and Intercreditor Agreement among Union Carbide Chemicals and Plastics Company, Inc., as landlord, Lyondell Chemical Worldwide, Inc., as tenant, and Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to South Charleston, West Virginia facility

4. Subject to receipt of appropriate consent from Atlantic Richfield Company, Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from Lyondell Chemical Worldwide, Inc. to Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to West Chester Pike, Newtown Township, Delaware County, Pennsylvania facility

5. Landlord Waiver, Consent and Intercreditor Agreement among Atlantic Richfield Company, as landlord, Lyondell Chemical Worldwide, Inc., as tenant, and Morgan Guaranty Trust Company of New York, as Collateral Agent, with respect to Newtown Square, Pennsylvania facility